GOODWILL	12 Months Ended
Dec. 31, 2021
Disclosure of reconciliation of changes in goodwill [abstract]
GOODWILL [Text Block]

NOTE 12 - GOODWILL

	2021	2020
	$	$
Opening balance	-	-
Addition - PerceiveMD acquisition (note 5)	1,672,233	-
Addition - Phyto BrandCo acquisition (note 6)	9,436,189	-
Ending balance	11,108,422	-

As at December 31, 2021, the Company assessed for impairment the goodwill recorded through the PerceiveMD acquisition. The Company performed a discounted cash flow analysis to determine PerceiveMD's CGU's value in use, which incorporated the following assumptions: (1) discount rate - 19.60%; (2) income tax rate - 27.00%; (3) conversion rate - range from 80.0% to 90.0%; (4) churn rate - range from 17.0% to 25.0%, and (5) Internal growth rate - range from 5.6% to 7.6% based on MSP revenues with an assumption of $143.0 per patient and certain government grants provided by expected patient count. The Company noted that the recoverable amount was greater than the carrying value and that no impairment was required as at December 31, 2021.

As at December 31, 2021, the Company assessed for impairment the goodwill recorded through the Phyto BrandCo acquisition. The Company performed a discounted cash flow analysis to determine Phyto BrandCo CGU's value in use, which incorporated the following assumptions: (1) discount rate - 13.00%; (2) income tax rate - 27.00%; and (3) sustaining working capital expenditure of 7% which is the financing cost of growth and is applied to the growth in income from operations annually. The Company noted that the recoverable amount was greater than the carrying value and that no impairment was required as at December 31, 2021.